SEMI ANNUAL REPORT
TEMPLETON WORLD FUND
                                                               February 28, 2001


[FRANKLIN TEMPLETON LOGO]

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Thank you for investing with Franklin  Templeton.  We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF JEFFREY A. EVERETT]

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund

--------------------------------------------------------------------------------
FRANKLINTEMPLETON.COM

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SHAREHOLDER LETTER

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Your Fund's Goal: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton World Fund covers the period ended February 28, 2001. Concerns over a slowing global economy, a stream of unfavorable corporate announcements, deterioration in consumer confidence and uncertainty about the outcome of the U.S. presidential election characterized the six months under review. This combination of events resulted in significantly lower equity prices worldwide. Nearly all major barometers of stock performance ended 2000 in negative territory, and at period-end most of them remained in the doldrums. Notable exceptions were some of Asia's heaviest losers in 2000, as local stock market indexes in South Korea, Thailand, Taiwan and the Philippines produced double-digit gains from

CONTENTS

Shareholder Letter .........    1

Performance Summary ........   10

Financial Highlights &
Statement of Investment ....   13

Financial Statements .......   23

Notes to Financial
Statements .................   26


FUND CATEGORY
[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.


PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Assets
2/28/01
[PIE CHART]

NORTH AMERICA                   34.9%
EUROPE                          24.3%
ASIA                            18.5%
LATIN AMERICA                    5.4%
AUSTRALIA AND NEW ZEALAND        2.9%
MIDDLE EAST AND AFRICA           1.2%
SHORT-TERM
INVESTMENTS & OTHER
NET ASSETS                      12.8%

January 1 through February 28, 2001. Local equity indexes in Venezuela, Mexico and Argentina recorded less lofty but still positive gains. However, for the six months ended February 28, 2001, these markets fell overall.

During this challenging time, we adhered to our time-tested investment philosophy of searching the globe for undervalued securities. We sought to use this historically volatile period in equities worldwide as an opportunity to add stocks we believed would benefit the Fund over the long term and sell stocks we believed had become too expensive. Many of the Fund's holdings benefited from investors' renewed interest in valuation fundamentals such as earnings and cash flow, from which we never deviated. For the six-month period ended February 28, 2001, Templeton World Fund - Class A posted a -7.39% cumulative total return, as shown in the Performance Summary beginning on page 10. By comparison, our benchmark, the Morgan Stanley Capital International (MSCI(R)) World Index returned -17.02% during the same period.(1)

The Fund's positive performers represented an eclectic mix of industry groups, with a more evident theme apparent among performance detractors -- technology-related industries like


1. Source: Standard and Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2


PAGE

telecommunications, electronics and computer hardware. Overall, however, the Fund was less impacted by declining technology values than the MSCI World Index because the Fund's technology weighting, at 7.00% of total net assets on February 28, 2001, was significantly less than the index's 17.53%.

U.S. stocks dipped in the fourth quarter of 2000, rallied in January of this year after the Federal Reserve Board cut interest rates twice and, following a stream of negative corporate announcements and weak economic data, resumed a downward spiral in February. Consumer confidence at the end of the period fell to its lowest level in several years. Yet, during the six months under review, many of the portfolio's U.S. stock holdings appreciated in value. Among positive contributors to the Fund's performance were HCA, a hospital manager; Mattel, a toy manufacturer; and Entergy, a utility company. Nonetheless, these and other stocks' gains were not enough to mitigate the downward pressure in shares of some heavyweights like Morgan Stanley Dean Witter, Hewlett-Packard, Compaq Computer and Eastman Kodak. Overall, the Fund's U.S. holdings ended the six-month reporting period down 1.30%, compared with the Standard & Poor's 500(R) (S&P 500(R)) Composite Index, which declined 17.84% during the same period.(2)

  TOP 10 COUNTRIES
  Based on Equity Investments
  2/28/01

                    % OF TOTAL
                    NET ASSETS
------------------------------
  U.S.                   27.5%

  Hong Kong               7.2%

  U.K.                    5.0%

  Netherlands             5.0%

  South Korea             3.5%

  Germany                 3.2%

  Brazil                  3.2%

  Australia               2.7%

  Bermuda                 2.6%

  Japan                   2.6%

2. Source: Standard and Poor's Micropal. The unmanaged S&P 500 consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               3

PAGE


  TOP 10 INDUSTRIES
  Based on Equity Investments
  2/28/01

                              % OF TOTAL
                              NET ASSETS
----------------------------------------
  Insurance                       7.9%

  Banks                           7.1%

  Real Estate                     7.0%

  Oil & Gas                       6.3%

  Electric Utilities              5.8%

  Metals & Mining                 5.3%

  Diversified Financials          5.0%

  Diversified
  Telecommunication Services      3.7%

  Pharmaceuticals                 3.7%

  Computers & Peripherals         3.1%

Several German stocks contributed significantly to the Fund's performance during the period, including utility company E.On, chemical concern BASF and athletic shoes and apparel maker Adidas-Salomon. Other European holdings providing positive results were the U.K.'s Royal Bank of Scotland; UPM-Kymmene, a Finnish forest and paper products company; and Iberdrola, a large Spanish electric utility.

Some of Japan's large, well-known corporations tied to the high-tech industry were not immune to the sector's plummeting stock prices. Sony Corp, the giant electronics maker; Nippon Telegraph & Telephone (NTT), a telecommunications provider; and Fujitsu, Japan's largest personal computer maker, were among the portfolio's holdings that suffered steep share-price declines during the period. Despite the recent turmoil, we still believe in these stocks' long-term appreciation potential and remain comfortable holding them. We particularly like NTT, whose 67% ownership in DoCoMo, a Japanese mobile phone operator, was worth more than NTT's market capitalization at period-end. Japanese stocks were not the only laggards, as South Korea's LG Electronics and Korea Electric Power were among other Asian holdings that adversely affected the Fund's performance.

4


PAGE

Looking forward, we believe despite the slowing economic outlook, the U.S. stock market is likely to offer value opportunities; therefore, we are optimistic about our investment prospects in the U.S. We are equally optimistic about Europe, where privatization and tax reform have been taking place. In Japan, we are more cautious generally because we believe widespread corporate restructuring needs to occur before we decide to invest substantially in that country. However, we firmly believe in diversification and are prepared to take advantage of promising opportunities regardless of their particular locations.

We expect stock market volatility to remain high over the near term. Based on our fundamental long-term outlook for individual securities, we are prepared to capitalize on unusually low valuations -- valuations in some cases that are significantly lower than the troughs we last saw in August 1998, at the time of the Long Term Capital Management bailout and Russian debt crisis. In addition, we are maintaining a close watch on companies' balance sheets, particularly those in the telecommunications industry, where we believe companies are carrying a considerable amount of debt.

TOP 10 EQUITY HOLDINGS
2/28/01

  COMPANY                               % OF TOTAL
  INDUSTRY, COUNTRY                     NET ASSETS
--------------------------------------------------
  Cheung Kong Holdings Ltd.                4.4%
  Real Estate, Hong Kong

  Ace Ltd.                                 2.0%
  Insurance, Bermuda

  Merrill Lynch & Co. Inc.                 1.9%
  Diversified Financials, U.S.

  PetroChina Co. Ltd., H                   1.7%
  Oil & Gas, China

  E.On AG                                  1.6%
  Electric Utilities, Germany

  Zurich Financial Services AG             1.6%
  Insurance, Switzerland

  Pharmacia Corp.                          1.6%
  Pharmaceuticals, U.S.

  Kroger Co.                               1.4%
  Food & Drug Retailing, U.S.

  HCA - The Healthcare Co.                 1.4%
  Health Care Providers &
  Services, U.S.

  Korea Electric Power Corp.               1.4%
  Electric Utilities, South Korea

                                                                               5

PAGE

There are, of course, special risks associated with global investing related to market currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,364% in the past 13 calendar years, but has suffered five quarterly declines of more than 15% during that time.(3) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus.


3. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 12/31/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors. The index is capitalization-weighted.

6

PAGE

We thank you for your continued investment in Templeton World Fund and welcome your comments or suggestions.

Sincerely,


/s/ Jeffrey A. Everett

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

                                                                               7



PAGE


--------------------------------------------------------------------------------

Effective January 1, 2001, Murdo Murchison and John Crone are assisting Portfolio Manager Jeff Everett with investment management of Templeton World Fund.

MURDO MURCHISON joined Templeton in 1993. He currently is senior vice president, with research responsibilities for the consumer electronics industry as well as European banks. Mr. Murchison's direct portfolio responsibilities include being the lead portfolio manager for Templeton Growth Fund.

Prior to joining Templeton, Mr. Murchison obtained his bachelor of law degree, with honors, at Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. His investment career began in 1987 with Schroder Investment Management Ltd. in London, where he was an investment analyst responsible for the oil, gas and mining sectors of the U.K. and North America. He has also practiced as a lawyer with a Scottish law firm based in Edinburgh.

Mr. Murchison is a Chartered Financial Analyst (CFA) Charterholder and an Associate Member of the Institute of Investment Management & Research (AIIMR).

--------------------------------------------------------------------------------

8


PAGE


--------------------------------------------------------------------------------
JOHN CRONE joined Templeton in 1995 and manages institutional separate accounts with global mandates. He has research responsibilities in the technology hardware sector, including electronic equipment and instruments, and country research coverage of Mexico. Prior to joining Templeton, Mr. Crone researched Mexican companies and participated in international sales and trading at Bursamex, Casa de Bolsa, in Mexico.

Mr. Crone earned his bachelor of arts degree from Southern Methodist University. He is a member of the Bahamas Society of Financial Analysts.
--------------------------------------------------------------------------------

                                                                               9

PAGE


PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION


CLASS A                                       CHANGE        2/28/01     8/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.82       $ 16.05      $ 18.87
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                              $0.2697
Short-Term Capital Gain                      $0.1158
Long-Term Capital Gain                       $1.0357
                                             -------
      Total                                  $1.4212

CLASS B                                       CHANGE         2/28/01    8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.76        $ 15.90     $ 18.66
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                              $0.1614
Short-Term Capital Gain                      $0.1158
Long-Term Capital Gain                       $1.0357
                                             -------
      Total                                  $1.3129



CLASS C                                      CHANGE          2/28/01    8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$2.71        $ 15.72     $ 18.43
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                              $0.1334
Short-Term Capital Gain                      $0.1158
Long-Term Capital Gain                       $1.0357
                                             -------
      Total                                  $1.2849

10


PAGE

PERFORMANCE

CLASS A                                 6-MONTH     1-YEAR       5-YEAR       10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                 -7.39%      -0.20%       76.45%      252.29%

Average Annual Total Return(2)            -12.71%      -5.94%       10.71%       12.75%

Value of $10,000 Investment(3)         $   8,729    $  9,406     $ 16,628     $ 33,198

Avg. Ann. Total Return (3/31/01)(4)                   -16.22%        9.00%       12.02%


                                                                     INCEPTION
CLASS B                                   6-MONTH        1-YEAR      (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                 -7.75%         -0.96%      17.86%

Average Annual Total Return(2)            -11.16%         -4.62%       6.62%

Value of $10,000 Investment(3)           $ 8,884        $ 9,538     $11,487

Avg. Ann. Total Return (3/31/01)(4)                      -15.06%       3.33%



                                                                       INCEPTION
CLASS C                                   6-MONTH    1-YEAR   5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 -7.73%    -0.90%    69.73%     97.08%

Average Annual Total Return(2)             -9.51%    -2.78%    10.93%     12.13%

Value of $10,000 Investment(3)           $ 9,049    $9,722   $16,799    $19,504

Avg. Ann. Total Return (3/31/01)(4)                 -13.44%     9.23%     10.72%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

                                                                              11
PAGE
TEMPLETON WORLD FUND

CLASS A

If you had invested $10,000 in Templeton World Fund - Class A at inception, it would have been worth $251,045 on February 28, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2001.*

                                    [CHART]

This logarithmic mountain chart shows the value of a $10,000 investment if capital gains and dividends were reinvested, if capital gains were reinvested and if dividends were reinvested in Templeton World Fund Class A compared with the CPI, from inception on January 17, 1978, through February 28, 2001.*

TEMPLETON WORLD FUND

             Principal +     Principal +     Total Value       CPI           Principal         Income         Cap Gains       CPI
              Dividends       Cap Gains      -----------       ---           ---------         ------         ---------       ---
              ---------       ---------

 01/17/1978     $9,425         $9,425           $9,425       $10,000           $9,425               $0               $0
 12/31/1978    $11,395         $11,405         $11,452       $10,863          $11,348              $47              $57      8.63%
 12/31/1979    $14,406         $14,388         $14,675       $12,307          $14,119             $287             $269     13.29%
 12/31/1980    $17,349         $16,973         $17,734       $13,848          $16,588             $761             $385     12.52%
 12/31/1981    $17,785         $17,405         $18,837       $15,083          $16,353           $1,432           $1,052      8.92%
 12/31/1982    $21,080         $20,021         $22,487       $15,661          $18,614           $2,466           $1,407      3.83%
 12/30/1983    $27,121         $26,233         $30,130       $16,254          $23,224           $3,897           $3,009      3.79%
 12/31/1984    $26,241         $27,017         $31,561       $16,897          $21,697           $4,544           $5,320      3.95%
 12/31/1985    $33,383         $34,640         $41,519       $17,539          $26,504           $6,879           $8,136      3.80%
 12/31/1986    $36,327         $40,184         $48,726       $17,732          $27,785           $8,542          $12,399      1.10%
 12/31/1987    $33,237         $41,022         $50,394       $18,517          $23,865           $9,372          $17,157      4.43%
 12/30/1988    $38,712         $48,297         $60,317       $19,336          $26,692          $12,020          $21,605      4.42%
 12/29/1989    $46,883         $57,755         $73,950       $20,235          $30,688          $16,195          $27,067      4.65%
 12/31/1990    $38,148         $47,435         $62,190       $21,471          $23,393          $14,755          $24,042      6.11%
 12/31/1991    $46,167         $61,438         $80,706       $22,128          $26,899          $19,268          $34,539      3.06%
 12/31/1992    $44,660         $63,289         $83,330       $22,770          $24,619          $20,041          $38,670      2.90%
 12/31/1993    $55,556         $85,391         $111,333      $23,396          $29,614          $25,942          $55,777      2.75%
 12/30/1994    $52,040         $86,977         $112,307      $24,020          $26,710          $25,330          $60,267      2.67%
 12/29/1995    $57,767        $106,848         $136,510      $24,631          $28,105          $29,662          $78,743      2.54%
 12/31/1996    $68,294        $128,697         $165,794      $25,448          $31,197          $37,097          $97,500      3.32%
 12/31/1997    $73,648        $155,737         $197,679      $25,881          $31,706          $41,942         $124,031      1.70%
 12/31/1998    $74,362        $165,233         $209,566      $26,298          $30,029          $44,333         $135,204      1.61%
 12/31/1999    $93,106        $210,618         $268,493      $27,002          $35,231          $57,875         $175,387      2.68%
 12/31/2000    $86,068        $202,768         $257,771      $27,918          $31,065          $55,003         $171,703      3.39%
 02/28/2001    $83,822        $197,477         $251,045      $28,205          $30,254          $53,568         $167,223      1.03%


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers two other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

12


PAGE

TEMPLETON WORLD FUND
Financial Highlights

                                                                                   CLASS A
                                              ----------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                             YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001   --------------------------------------------------------------
                                                 (UNAUDITED)         2000         1999         1998         1997         1996
                                              ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period........         $18.87           $18.14       $15.45       $19.66       $16.21       $16.76
                                              ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................            .10              .27          .33          .42          .45          .41
 Net realized and unrealized gains
   (losses).................................          (1.50)            1.93         4.10        (1.59)        4.47         1.29
                                              ----------------------------------------------------------------------------------
Total from investment operations............          (1.40)            2.20         4.43        (1.17)        4.92         1.70
                                              ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income......................           (.27)            (.38)        (.36)        (.44)        (.43)        (.37)
 Net realized gains.........................          (1.15)           (1.09)       (1.38)       (2.60)       (1.04)       (1.88)
                                              ----------------------------------------------------------------------------------
Total distributions.........................          (1.42)           (1.47)       (1.74)       (3.04)       (1.47)       (2.25)
                                              ----------------------------------------------------------------------------------
Net asset value, end of period..............         $16.05           $18.87       $18.14       $15.45       $19.66       $16.21
                                              ==================================================================================
Total Return*...............................        (7.39)%           13.59%       31.42%      (7.80)%       32.70%       11.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........     $8,081,246       $9,515,467   $9,115,995   $7,852,041   $8,649,994   $6,483,146
Ratios to average net assets:
 Expenses...................................          1.06%**          1.07%        1.04%        1.04%        1.03%        1.03%
 Net investment income......................          1.15%**          1.52%        1.99%        2.34%        2.58%        2.66%
Portfolio turnover rate.....................         11.61%           46.92%       35.81%       43.36%       39.16%       22.05%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                                                                              13


PAGE

TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                                         CLASS B
                                                                ---------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED
                                                                FEBRUARY 28, 2001       YEAR ENDED         PERIOD ENDED
                                                                   (UNAUDITED)       AUGUST 31, 2000     AUGUST 31, 1999+
                                                                ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $18.66              $18.05              $15.93
                                                                ---------------------------------------------------------
Income from investment operations:
 Net investment income......................................             .03                 .15                 .15
 Net realized and unrealized gains (losses).................           (1.48)               1.90                1.97
                                                                ---------------------------------------------------------
Total from investment operations............................           (1.45)               2.05                2.12
                                                                ---------------------------------------------------------
Less distributions from:
 Net investment income......................................            (.16)               (.35)                 --
 Net realized gains.........................................           (1.15)              (1.09)                 --
                                                                ---------------------------------------------------------
Total distributions.........................................           (1.31)              (1.44)                 --
                                                                ---------------------------------------------------------
Net asset value, end of period..............................          $15.90              $18.66              $18.05
                                                                =========================================================
Total Return*...............................................         (7.75)%              12.76%              13.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $25,338             $23,816              $9,261
Ratios to average net assets:
 Expenses...................................................           1.80%**             1.82%               1.85%**
 Net investment income......................................            .40%**              .83%               1.27%**
Portfolio turnover rate.....................................          11.61%              46.92%              35.81%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14


PAGE

TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                               ----------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                           YEAR ENDED AUGUST 31,
                                               FEBRUARY 28, 2001    -------------------------------------------------------
                                                  (UNAUDITED)         2000        1999        1998        1997       1996
                                               ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.......           $18.43          $17.71      $15.16      $19.39      $16.04     $16.71
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................              .03             .14         .20         .33         .34        .45
 Net realized and unrealized gains
   (losses)................................            (1.46)           1.89        4.02       (1.61)       4.39       1.11
                                               ----------------------------------------------------------------------------
Total from investment operations...........            (1.43)           2.03        4.22       (1.28)       4.73       1.56
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income.....................             (.13)           (.22)       (.29)       (.35)       (.34)      (.35)
 Net realized gains........................            (1.15)          (1.09)      (1.38)      (2.60)      (1.04)     (1.88)
                                               ----------------------------------------------------------------------------
Total distributions........................            (1.28)          (1.31)      (1.67)      (2.95)      (1.38)     (2.23)
                                               ----------------------------------------------------------------------------
Net asset value, end of period.............           $15.72          $18.43      $17.71      $15.16      $19.39     $16.04
                                               ============================================================================
Total Return*..............................          (7.73)%          12.77%      30.39%     (8.51)%      31.61%     10.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..........         $363,736        $423,614    $417,439    $325,319    $207,679    $58,619
Ratios to average net assets:
 Expenses..................................            1.80%**         1.82%       1.81%       1.80%       1.83%      1.84%
 Net investment income.....................             .41%**          .78%       1.22%       1.66%       1.92%      2.14%
Portfolio turnover rate....................           11.61%          46.92%      35.81%      43.36%      39.16%     22.05%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
                                                                              15


PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 76.4%
AEROSPACE & DEFENSE 1.9%
BAE Systems PLC.............................................    United Kingdom        13,175,184     $   57,100,825
Lockheed Martin Corp. ......................................    United States          1,903,200         71,293,872
Raytheon Co., A.............................................    United States            992,015         32,696,814
                                                                                                     --------------
                                                                                                        161,091,511
                                                                                                     --------------
AIR FREIGHT & COURIERS .3%
*Deutsche Post AG, 144A.....................................       Germany               495,100         10,567,366
United Parcel Service Inc., B...............................    United States            258,500         14,613,005
                                                                                                     --------------
                                                                                                         25,180,371
                                                                                                     --------------
AIRLINES
British Airways PLC.........................................    United Kingdom            83,697            484,358
                                                                                                     --------------
AUTO COMPONENTS
Autoliv Inc., SDR...........................................        Sweden                17,000            304,158
                                                                                                     --------------
AUTOMOBILES 1.1%
Ford Motor Co. .............................................    United States          1,743,585         48,489,097
Volkswagen AG...............................................       Germany               771,365         42,206,135
                                                                                                     --------------
                                                                                                         90,695,232
                                                                                                     --------------
BANKS 7.0%
Banca Nazionale del Lavoro SpA..............................        Italy             26,315,850         87,846,147
Bank of America Corp. ......................................    United States            348,300         17,397,585
Credit Suisse Group.........................................     Switzerland             237,730         44,213,323
DBS Group Holdings Ltd. ....................................      Singapore            7,780,657         87,869,149
Golden West Financial Corp. ................................    United States          1,433,800         78,643,930
H&CB........................................................     South Korea           2,200,000         47,978,630
HSBC Holdings PLC...........................................      Hong Kong            4,608,506         62,038,376
Kookmin Bank, GDR, 144A.....................................     South Korea           2,006,939         28,799,575
Royal Bank of Scotland Group PLC............................    United Kingdom         3,961,661         86,734,184
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil             2,143,400         51,334,430
                                                                                                     --------------
                                                                                                        592,855,329
                                                                                                     --------------
*BIOTECHNOLOGY
CellTech Group PLC..........................................    United Kingdom            26,860            523,750
                                                                                                     --------------
BUILDING PRODUCTS .5%
Novar PLC...................................................    United Kingdom         7,462,130         21,040,245
Toto Ltd....................................................        Japan              2,576,000         17,788,994
                                                                                                     --------------
                                                                                                         38,829,239
                                                                                                     --------------
CHEMICALS 2.3%
Akzo Nobel NV...............................................     Netherlands           1,999,444         96,898,834
DSM NV, Br. ................................................     Netherlands           1,540,582         57,773,773
Kemira OY...................................................       Finland               902,479          5,145,499
Laporte PLC.................................................    United Kingdom         3,500,000         35,007,067
                                                                                                     --------------
                                                                                                        194,825,173
                                                                                                     --------------

 16


PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMMERCIAL SERVICES & SUPPLIES .7%
Amadeus Global Travel Distribution SA, 144A.................        Spain              1,179,000     $    8,565,241
Societe BIC SA..............................................        France                 7,101            301,689
Waste Management Inc........................................    United States          2,000,000         50,740,000
                                                                                                     --------------
                                                                                                         59,606,930
                                                                                                     --------------
COMMUNICATIONS EQUIPMENT .2%
*3Com Corp..................................................    United States          1,003,900          9,160,588
Nortel Networks Corp........................................        Canada               442,068          8,173,837
                                                                                                     --------------
                                                                                                         17,334,425
                                                                                                     --------------
COMPUTERS & PERIPHERALS 3.1%
Compaq Computer Corp........................................    United States          3,045,300         61,515,060
Creative Technology Ltd.....................................      Singapore            1,750,000         19,796,875
Fujitsu Ltd.................................................        Japan              1,444,000         19,783,520
Hewlett-Packard Co. ........................................    United States          2,178,700         62,855,495
International Business Machines Corp. ......................    United States            710,300         70,958,970
NEC Corp. ..................................................        Japan                200,000          3,255,041
*Palm Inc...................................................    United States          1,541,793         26,788,653
                                                                                                     --------------
                                                                                                        264,953,614
                                                                                                     --------------
CONSTRUCTION MATERIALS 1.1%
Cemex SA, ADR...............................................        Mexico             3,216,360         67,768,705
Gujarat Ambuja Cements Ltd. ................................        India              3,911,172         15,811,031
Gujarat Ambuja Cements Ltd., GDR, 144A......................        India              1,294,000          5,305,400
Gujarat Ambuja Cements Ltd., GDR, Reg S.....................        India              1,152,000          4,723,200
Hanson PLC..................................................    United Kingdom            32,201            208,989
                                                                                                     --------------
                                                                                                         93,817,325
                                                                                                     --------------
DISTRIBUTORS .5%
LI & Fung Ltd. .............................................      Hong Kong           24,752,000         45,061,911
                                                                                                     --------------
DIVERSIFIED FINANCIALS 5.0%
Ayala Corp. ................................................     Philippines          74,000,000         11,797,101
First Pacific Co. Ltd. .....................................      Hong Kong           31,928,190          9,619,514
Housing Development Finance Corp. Ltd. .....................        India              1,768,000         22,541,003
Hutchison Whampoa Ltd. .....................................      Hong Kong            5,587,060         66,257,651
Merrill Lynch & Co. Inc. ...................................    United States          2,685,400        160,855,460
Morgan Stanley Dean Witter & Co. ...........................    United States          1,380,744         89,927,857
Nomura Securities Co. Ltd. .................................        Japan              3,270,000         64,259,772
                                                                                                     --------------
                                                                                                        425,258,358
                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 2.8%
AT&T Corp. .................................................    United States                100              2,300
Nippon Telegraph & Telephone Corp. .........................        Japan                  6,500         42,559,359
SBC Communications Inc. ....................................    United States            864,865         41,254,061
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand           7,290,000         16,089,267
Telecom Italia SpA, di Risp.................................        Italy              5,193,500         28,989,953
Telecomunicacoes Brasileiras SA.............................        Brazil           147,744,000         10,266,527

                                                                              17


PAGE


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
*Telefonica SA..............................................        Spain                      1     $           17
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico               551,671         17,796,906
*Worldcom Inc. .............................................    United States          5,000,000         83,125,000
                                                                                                     --------------
                                                                                                        240,083,390
                                                                                                     --------------
ELECTRIC UTILITIES 5.8%
E.ON AG.....................................................       Germany             2,728,900        139,276,965
Entergy Corp. ..............................................    United States          2,247,300         87,262,659
Guangdong Electric Power Development Co. Ltd., B............        China             64,681,530         28,609,505
Iberdrola SA, Br. ..........................................        Spain              7,587,317        114,427,594
Innogy Holdings PLC.........................................    United Kingdom            54,200            152,041
International Power PLC.....................................    United Kingdom            54,200            184,481
Korea Electric Power Corp. .................................     South Korea           5,780,150        118,451,364
                                                                                                     --------------
                                                                                                        488,364,609
                                                                                                     --------------
*ELECTRONIC EQUIPMENT & INSTRUMENTS .8%
Agilent Technologies Inc. ..................................    United States            604,157         21,749,652
Solectron Corp. ............................................    United States          1,722,400         46,935,400
                                                                                                     --------------
                                                                                                         68,685,052
                                                                                                     --------------
FOOD & DRUG RETAILING 2.2%
Dairy Farm International Holdings Ltd. .....................      Hong Kong            1,272,787            668,213
J.Sainsbury PLC.............................................    United Kingdom        12,605,167         69,810,548
*Kroger Co. ................................................    United States          4,936,100        119,651,064
                                                                                                     --------------
                                                                                                        190,129,825
                                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES 2.0%
*Aetna Inc. ................................................    United States          1,264,900         47,092,227
HCA-The Healthcare Co. .....................................    United States          2,990,200        118,411,920
                                                                                                     --------------
                                                                                                        165,504,147
                                                                                                     --------------
HOTELS RESTAURANTS & LEISURE
P & O Princess Cruises PLC..................................    United Kingdom            92,086            487,085
                                                                                                     --------------
HOUSEHOLD DURABLES 2.2%
Koninklijke Philips Electronics NV..........................     Netherlands           1,271,565         41,826,950
LG Electronics Inc. ........................................     South Korea           3,721,000         42,132,366
Makita Corp. ...............................................        Japan                148,000            926,143
Newell Rubbermaid Inc. .....................................    United States          2,713,600         71,394,816
Sony Corp. .................................................        Japan                393,700         28,362,377
                                                                                                     --------------
                                                                                                        184,642,652
                                                                                                     --------------
HOUSEHOLD PRODUCTS .6%
Clorox Co. .................................................    United States            500,000         17,980,000
Procter & Gamble Co. .......................................    United States            400,000         28,200,000
                                                                                                     --------------
                                                                                                         46,180,000
                                                                                                     --------------

 18

PAGE


TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL CONGLOMERATES .4%
Cookson Group PLC...........................................    United Kingdom        13,484,433     $   32,867,041
*Grupo Carso SA de CV.......................................        Mexico             2,023,000          4,794,333
                                                                                                     --------------
                                                                                                         37,661,374
                                                                                                     --------------
INSURANCE 7.9%
Ace Ltd. ...................................................       Bermuda             4,507,500        164,974,500
American International Group Inc. ..........................    United States            531,380         43,466,884
AXA SA......................................................        France               406,063         51,232,579
*Pacific Century Regional Developments Ltd. ................      Singapore           40,000,000         22,701,215
Partnerre Ltd. .............................................       Bermuda                53,500          2,825,335
*Sampo-Leonia OYJ, A........................................       Finland               978,600         51,745,400
SCOR SA.....................................................        France             1,242,833         61,488,478
+W. R. Berkley Corp. .......................................    United States          1,863,100         79,531,081
XL Capital Ltd., A..........................................       Bermuda               722,875         54,945,729
Zurich Financial Services AG................................     Switzerland             279,887        133,685,354
                                                                                                     --------------
                                                                                                        666,596,555
                                                                                                     --------------
*IT CONSULTING & SERVICES .1%
Complete Business Solutions Inc. ...........................    United States          1,000,000          9,937,500
                                                                                                     --------------
LEISURE EQUIPMENT & PRODUCTS 1.0%
Mattel Inc. ................................................    United States          4,950,100         83,953,696
                                                                                                     --------------
MACHINERY .9%
Invensys PLC................................................    United Kingdom        14,357,529         33,079,717
Svedala Industri, A.........................................        Sweden                28,500            521,500
Volvo AB, B.................................................        Sweden             2,333,326         44,000,404
                                                                                                     --------------
                                                                                                         77,601,621
                                                                                                     --------------
MARINE
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom            92,086            397,438
                                                                                                     --------------
MEDIA .8%
Seat Pagine Gialle SpA......................................        Italy                290,836            441,297
Television Broadcasts Ltd. .................................      Hong Kong            1,997,600         12,011,364
Wolters Kluwer NV...........................................     Netherlands           2,280,752         54,720,598
                                                                                                     --------------
                                                                                                         67,173,259
                                                                                                     --------------
METALS & MINING 4.0%
Alcan Aluminum Ltd. ........................................        Canada             1,882,710         69,796,049
Anglo American Platinum Corp. Ltd. .........................     South Africa          2,234,172        106,879,365
BHP Ltd. ...................................................      Australia            7,479,042         82,518,979
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil               691,280         23,683,253
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             700,685         56,430,257
                                                                                                     --------------
                                                                                                        339,307,903
                                                                                                     --------------
MULTILINE RETAIL .6%
Sears, Roebuck & Co. .......................................    United States          1,158,700         47,564,635
                                                                                                     --------------

                                                                              19

PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
OIL & GAS 6.3%
Burlington Resources Inc. ..................................    United States          1,603,900     $   72,079,266
Occidental Petroleum Corp. .................................    United States          1,903,500         45,664,965
Perez Companc SA, ADR, B....................................      Argentina            2,099,460         30,862,062
PetroChina Co. Ltd., H......................................        China            757,260,000        140,774,497
Royal Dutch Petroleum Co., Br. .............................     Netherlands           1,518,000         89,983,061
Shell Transport & Trading Co. PLC...........................    United Kingdom        10,041,795         83,131,279
Valero Energy Corp. ........................................    United States          1,899,550         69,618,508
                                                                                                     --------------
                                                                                                        532,113,638
                                                                                                     --------------
PAPER & FOREST PRODUCTS .3%
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland             2,638,100         28,384,144
                                                                                                     --------------
PHARMACEUTICALS 3.7%
Abbott Laboratories.........................................    United States          1,250,000         61,237,500
Aventis SA..................................................        France               463,578         37,088,627
China Pharmaceutical Enterprise & Inv. Corp. Ltd. ..........        China                578,000             65,211
*China Pharmaceutical Enterprise & Inv. Corp. Ltd., wts.,
  10/20/01..................................................        China                 57,800                296
Mylan Laboratories Inc. ....................................    United States          1,712,900         40,081,860
Ono Pharmaceutical Co. Ltd. ................................        Japan              1,265,500         43,803,487
Pharmacia Corp. ............................................    United States          2,561,867        132,448,524
                                                                                                     --------------
                                                                                                        314,725,505
                                                                                                     --------------
REAL ESTATE 7.0%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           30,704,600        372,002,808
Crescent Real Estate Equities Co. ..........................    United States          2,715,846         57,684,569
*Inversiones y Representacion SA............................      Argentina           11,370,422         19,445,366
*Inversiones y Representacion SA, GDR.......................      Argentina              841,715         14,351,241
Lend Lease Corp. Ltd. ......................................      Australia            3,900,590         30,565,202
New World Development Co. Ltd. .............................      Hong Kong           25,406,031         42,832,512
Union du Credit Bail Immobilier.............................        France               300,936         52,580,709
                                                                                                     --------------
                                                                                                        589,462,407
                                                                                                     --------------
*SOFTWARE 1.0%
Intuit Inc. ................................................    United States          2,038,300         83,825,088
                                                                                                     --------------
*SPECIALTY RETAIL .3%
Toys R Us Inc. .............................................    United States          1,000,000         24,600,000
                                                                                                     --------------
TEXTILES & APPAREL 1.9%
Adidas-Salomon AG...........................................       Germany             1,324,460         82,334,951
Gucci Group NV..............................................     Netherlands             909,800         79,944,126
                                                                                                     --------------
                                                                                                        162,279,077
                                                                                                     --------------
*WIRELESS TELECOMMUNICATION SERVICES .1%
America Movil SA de CV, ADR, L..............................        Mexico               551,671          9,874,911
Tele Sudeste Celular Participacoes SA.......................        Brazil                31,785                110
                                                                                                     --------------
                                                                                                          9,875,021
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $5,386,939,925)...................                                          6,470,357,305
                                                                                                     --------------

 20

PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.5%
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil             1,583,500     $   40,759,530
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil             2,566,800         65,710,080
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             5,008,350         60,601,035
National Australia Bank Ltd., cvt. pfd. ....................      Australia              196,700          5,621,686
News Corp. Ltd., pfd. ......................................      Australia           13,134,430        107,052,644
Telecomunicacoes Brasileiras SA, ADR, pfd. .................        Brazil               139,000          9,048,900
Telesp Celular Participacoes SA, ADR, pdf. .................        Brazil               279,966          6,719,184
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $261,319,708)..................                                            295,513,059
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
BONDS 6.8%
National Grid Group PLC:
 cvt., Reg. S, 4.25%, 2/17/08...............................    United Kingdom        15,000,000GBP      31,478,236
 cvt., 144A, 4.25%, 2/17/08.................................    United Kingdom        16,000,000GBP      33,576,786
Sony Corp., cvt., 1.40%, 3/31/05............................        Japan          4,628,000,000JPY      86,487,710
Tecnost International NV, cvt., 144A, 1.00%, 11/03/05.......     Netherlands          90,000,000         80,591,394
Telefonos de Mexico SA, cvt., 4.25%, 6/15/04................        Mexico            19,500,000         23,911,875
*Solectron Corp., cvt., zero cpn., 5/08/20..................    United States         36,000,000         19,215,000
U.S. Treasury Bond, 6.25%, 5/15/30..........................    United States         80,000,000         89,200,080
U.S. Treasury Note:
 5.625%, 11/30/02...........................................    United States         40,000,000         40,742,280
 5.875%, 11/15/04...........................................    United States         30,000,000         31,212,810
 6.75%, 5/15/05.............................................    United States         50,000,000         53,842,550
 6.50%, 2/15/10.............................................    United States         80,000,000         88,414,560
                                                                                                     --------------
TOTAL BONDS (COST $507,455,694).............................                                            578,673,281
                                                                                                     --------------
SHORT TERM INVESTMENTS 8.9%
Fannie Mae, 5.13% to 6.145%, with maturities to 6/28/01.....    United States        200,000,000        198,284,250
Federal Home Loan Bank, 5.01% to 5.87%, with maturities to
  7/26/01...................................................    United States        149,346,000        147,767,641
Federal Home Loan Mortgage Corp., 5.070% to 6.325%, with
  maturities to 7/02/01.....................................    United States        226,972,000        225,721,773
German Treasury Bill, zero cpn., 4/20/01....................       Germany            46,000,000EUR      42,049,879
Sallie Mae, 5.135% to 5.285%, with maturities to 7/19/01....    United States        136,000,000        135,996,738
                                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (COST $747,223,657)............                                            749,820,281
                                                                                                     --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
 $6,902,938,984)............................................                                          8,094,363,926
                                                                                                     --------------

                                                                              21

PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENTS 4.3%
Barclays Bank PLC, 5.33%, 3/01/01 (Maturity Value
 $50,007,403) Collateralized by U.S. Treasury Bills, Notes
 and Bonds, and U.S. Government Agency Securities...........    United States     $   50,000,000     $   50,000,000
Deutsche Bank AG, 5.34%, 3/01/01 (Maturity Value
 $63,510,419) Collateralized by U.S. Treasury Bills, Notes
 and Bonds, and U.S. Government Agency Securities...........    United States         63,501,000         63,501,000
Dresdner Bank AG, 5.20%, 3/01/01 (Maturity Value
 $53,633,746) Collateralized by U.S. Treasury Bills, Notes
 and Bonds, and U.S. Government Agency Securities...........    United States         53,626,000         53,626,000
Dresdner Bank AG, 5.30%, 3/01/01 (Maturity Value
 $73,902,879) Collateralized by U.S. Treasury Bills, Notes
 and Bonds, and U.S. Government Agency Securities...........    United States         73,892,000         73,892,000
Paribas Corp., 5.45%, 3/01/01 (Maturity Value $125,018,923)
 Collateralized by U.S. Treasury Bills, Notes and Bonds, and
 U.S. Government Agency Securities..........................    United States        125,000,000        125,000,000
                                                                                                     --------------
TOTAL REPURCHASE AGREEMENTS (COST $366,019,000).............                                            366,019,000
                                                                                                     --------------
TOTAL INVESTMENTS (COST $7,268,957,984) 99.9%...............                                          8,460,382,926
OTHER ASSETS, LESS LIABILITIES .1%..........................                                              9,937,471
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $8,470,320,397
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(a)At February 28, 2001, all repurchase agreements held by the Fund had been entered into on that date.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at February 28, 2001, were $79,531,081.
                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON WORLD FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $7,268,957,984)...........................................    $8,460,382,926
 Cash.......................................................               987
 Receivables:
  Investment securities sold................................         9,052,371
  Capital shares sold.......................................         4,322,138
  Dividends and interest....................................        21,466,194
                                                                --------------
      Total assets..........................................     8,495,224,616
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................         1,330,766
  Capital shares redeemed...................................        13,898,471
  To affiliates.............................................         7,236,641
 Deferred tax liabilities (Note 1f).........................           638,301
 Accrued expenses...........................................         1,800,040
                                                                --------------
      Total liabilities.....................................        24,904,219
                                                                --------------
Net assets, at value........................................    $8,470,320,397
                                                                ==============
Net assets consist of:
 Undistributed net investment income........................    $   27,674,953
 Net unrealized appreciation................................     1,190,786,641
 Accumulated net realized gain..............................       417,057,458
 Capital shares.............................................     6,834,801,345
                                                                --------------
Net assets, at value........................................    $8,470,320,397
                                                                ==============
CLASS A:
 Net asset value per share ($8,081,246,256 / 503,529,170
   shares outstanding)......................................            $16.05
                                                                ==============
 Maximum offering price per share ($16.05 / 94.25%).........            $17.03
                                                                ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($25,338,453 / 1,593,371 shares outstanding)*.............            $15.90
                                                                ==============
CLASS C:
 Net asset value per share ($363,735,688 / 23,143,942 shares
  outstanding)*.............................................            $15.72
                                                                ==============
 Maximum offering price per share ($15.72 / 99.00%).........            $15.88
                                                                ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              23


PAGE

TEMPLETON WORLD FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $3,375,282)
 Dividends..................................................    $  53,137,927
 Interest...................................................       44,528,118
                                                                -------------
      Total investment income...............................                     $  97,666,045
Expenses:
 Management fees (Note 3)...................................       27,065,682
 Administrative fees (Note 3)...............................        3,436,504
 Distribution fees (Note 3)
  Class A...................................................       10,508,442
  Class B...................................................          118,504
  Class C...................................................        1,882,532
 Transfer agent fees (Note 3)...............................        4,026,285
 Custodian fees.............................................        1,053,979
 Registration and filing fees...............................           35,229
 Professional fees..........................................           95,095
 Directors' fees and expenses...............................           59,700
 Other......................................................           22,762
                                                                -------------
      Total expenses........................................                        48,304,714
                                                                                 -------------
            Net investment income...........................                        49,361,331
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................      241,132,501
  Foreign currency transactions.............................        1,414,384
                                                                -------------
      Net realized gain.....................................                       242,546,885
 Net unrealized depreciation on:
  Investments...............................................     (992,894,760)
  Deferred taxes (Note 1f)..................................         (515,793)
                                                                -------------
      Net unrealized depreciation...........................                      (993,410,553)
                                                                                 -------------
Net realized and unrealized loss............................                      (750,863,668)
                                                                                 -------------
Net decrease in net assets resulting from operations........                     $(701,502,337)
                                                                                 =============

                       See Notes to Financial Statements.
 24


PAGE

TEMPLETON WORLD FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $    49,361,331        $  144,243,615
  Net realized gain from investments and foreign currency
   transactions.............................................         242,546,885           776,247,121
  Net unrealized appreciation (depreciation) on investments
   and deferred taxes.......................................        (993,410,553)          353,692,427
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        (701,502,337)        1,274,183,163

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (133,062,021)         (192,671,122)
   Class B..................................................            (216,555)             (231,669)
   Class C..................................................          (2,990,466)           (5,276,127)
  Net realized gains:
   Class A..................................................        (569,515,535)         (545,583,137)
   Class B..................................................          (1,577,565)             (711,956)
   Class C..................................................         (26,070,918)          (25,885,603)
                                                                ---------------------------------------
 Total distribution to shareholders.........................        (733,433,060)         (770,359,614)
 Capital share transactions (Note 2):
   Class A..................................................         (64,153,467)          (82,815,626)
   Class B..................................................           5,262,557            13,338,051
   Class C..................................................           1,249,422           (14,143,382)
                                                                ---------------------------------------
 Total capital share transactions...........................         (57,641,488)          (83,620,957)
      Net increase (decrease) in net assets.................      (1,492,576,885)          420,202,592
Net assets:
 Beginning of period........................................       9,962,897,282         9,542,694,690
                                                                ---------------------------------------
 End of period..............................................     $ 8,470,320,397        $9,962,897,282
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................     $    27,674,953        $  114,582,664
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              25


PAGE


TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 26


PAGE


TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                              27

PAGE

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

At February 28, 2001, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class A shares, 200 million Class B shares and 200 million Class C shares. Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED                            YEAR ENDED
                                                          FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                   ------------------------------------------------------------------------
                                                      SHARES           AMOUNT                 SHARES            AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
Shares sold......................................   153,468,028    $ 2,633,002,451          557,869,741    $  9,960,885,599
Shares issued on reinvestment of distributions...    38,369,006        623,520,100           40,893,477         654,322,691
Shares redeemed..................................  (192,539,535)    (3,320,676,018)        (597,169,284)    (10,698,023,916)
                                                   ------------------------------------------------------------------------
Net increase (decrease)..........................      (702,501)   $   (64,153,467)           1,593,934    $    (82,815,626)
                                                   ========================================================================

                                                          SIX MONTHS ENDED                            YEAR ENDED
                                                          FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                   ------------------------------------------------------------------------
                                                      SHARES           AMOUNT                 SHARES            AMOUNT
                                                      ----------------------------------------------------------------
CLASS B SHARES:
Shares sold......................................       288,333    $     4,826,052              833,440    $     14,707,955
Shares issued on reinvestment of distributions...       102,133          1,645,860               54,473             863,804
Shares redeemed..................................       (73,382)        (1,209,355)            (124,754)         (2,233,708)
                                                   ------------------------------------------------------------------------
Net increase.....................................       317,084    $     5,262,557              763,159    $     13,338,051
                                                   ========================================================================

                                                          SIX MONTHS ENDED                            YEAR ENDED
                                                          FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                   ------------------------------------------------------------------------
                                                      SHARES           AMOUNT                 SHARES            AMOUNT
                                                      ----------------------------------------------------------------
CLASS C SHARES:
Shares sold......................................     3,307,928    $    55,849,443           12,644,415    $    219,172,175
Shares issued on reinvestment of distributions...     1,602,139         25,512,967            1,719,441          26,899,814
Shares redeemed..................................    (4,754,185)       (80,112,988)         (14,950,786)       (260,215,371)
                                                   ------------------------------------------------------------------------
Net increase (decrease)..........................       155,882    $     1,249,422             (586,930)   $    (14,143,382)
                                                   ========================================================================

 28


PAGE


TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, LLC (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2001, there were unreimbursed costs of $804,897. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $343,951 and $143,454, respectively.

4. INCOME TAXES

At February 28, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,280,792,061 was as follows:

Unrealized appreciation.....................................  $1,669,863,001
Unrealized depreciation.....................................    (490,272,136)
                                                              --------------
Net unrealized appreciation.................................  $1,179,590,865
                                                              ==============

                                                                              29

PAGE

TEMPLETON WORLD FUND
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31, on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $13,114,427. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $916,768,396 and $2,000,672,765 respectively.

 30


PAGE


 [FRANKLIN TEMPLETON INVESTMENTS LOGO]


Semiannual Report

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton World Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [RECYCLE SYMBOL]   Printed on recycled paper

102 S01 04/01